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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: MARCH 26, 2002



                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




   Ohio                            1-10767                       31-1322832
------------               ---------------------               ---------------
(STATE OR OTHER            (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION
INCORPORATION OR                                                   NUMBER)
ORGANIZATION)



                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER ITEMS.

         On March 26, 2002, Value City Department Stores, Inc. (the "Company") issued a press release announcing the appointment of John C. Rossler as the Company's Chief Executive Officer, following the resignation of George Kolber as the Company's Chief Executive Officer, Vice Chairman, and director. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

         On March 25, 2002, the Company also received the resignation of Martin
P. Doolan as the Company's Vice Chairman and director. Mr. Doolan's resignation is effective March 27, 2002.

         Neither Mr. Kolber nor Mr. Doolan expressed that their resignations arose as a result of any disagreement with the Company relating to the Company's operations, policies or practices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit No.                       Description

             99 Press Release, dated March 26, 2002, entitled "Value City Department Stores, Inc. Appoints John Rossler Chief Executive Officer"



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VALUE CITY DEPARTMENT STORES, INC.


Date:    March 27, 2002                     By: /s/ James A. McGrady
                                                -------------------------------
                                                James A. McGrady,
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit No.                        Description

             99 Press Release, dated February 5, 2002, entitled "Value City Department Stores, Inc. Appoints John Rossler Chief Executive Officer"